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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 16, 1996
                                                  -----------------

                         EQCC RECEIVABLES CORPORATION
                        EQCC ASSET BACKED CORPORATION
--------------------------------------------------------------------------------
       (Exact name of registrants as specified in governing instruments)

                                                              59-3170055
   Delaware                          33-99344                 59-3170052
---------------                  ----------------             -------------------
(State or other                  (Commission File             (IRS Employer
jurisdiction of                  Number)                      Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida                     32256
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (904) 987-5120
                                                              --------------
                                  Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)





                        Exhibit Index located at Page 2
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  Other Events.

                 The financial statements (the "Audited Financials") of Financial Guaranty Insurance Company (the "Insurer") as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995 that are included in the Prospectus Supplement, dated December __, 1996, relating to the issuance and sale by the Registrants of EQCC Home Equity Loan Asset Backed Certificates, Series 1996-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 (the "Prospectus Supplement") have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1 and the Audited Financials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

                 (a)      Financial Statements - Not Applicable

                 (b)      Pro Forma Financial Information - Not Applicable

                 (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                                               Sequentially
                 Exhibit                                                                         Numbered
                 Number                    Exhibit                                                  Page
                 -------                   -------                                              -----------

                 10.1(c)                   Securities Insurance Policy with                        004
                                           respect to EQCC Home Equity Loan
                                           Trust, Series 1996-4

                 23.1(c)                   Consent of Independent Auditors of                      008
                                           the Insurer

                 99.1(c)                   Audited Financials of the Insurer                       010



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                 (Registrants)


                                           EQCC RECEIVABLES CORPORATION




December 18, 1996                          By:      /s/ Stephen R. Veth
                                                   ----------------------------
                                                   Stephen R. Veth
                                                   President




                                           EQCC ASSET BACKED CORPORATION




December 18, 1996                          By:      /s/ Stephen R. Veth
                                                   ----------------------------
                                                   Stephen R. Veth
                                                   President




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